DWM
Petroleum AG

DWM Petroleum AG
Bahnhofstr. 9
CH-6341 Baar

DWM Petroleum AG • Bahnhofstr.9 • CH-6341 Baar

Telefon 0041-(0)1-7181030
Telefax 0041-(0)1-7181039
e-Mail info@dwm-ag.com

Talas Gold
Attn. Mr. Alexander Becker
British Columbia
Canada

Baar, February 20, 2007

CONSULTANCY CONTRACT

Present contract is concluded between DWM Petroleum AG and/or Manas Petroleum Corporation and Talas Gold. Talas Gold shall provide the companies with geological consulting services with regards to data processing, planning and research.

This Contract replaces the Contract signed on December 1st 2006.

DWM Petroleum AG shall be obliged to make payments to Talas Gold for the provided services on a monthly basis in the amount of 19'570.00 USD (see detailed budget attached).

DWM Petroleum AG shall not be obliged to make other payments, such as insurance policy, accruals to a pension fund, temporary disability payments etc. to Talas Gold.

The contract shall be in force from the moment it is signed. The first payment to Talas Gold will commence at the end of February 2007.

Parties shall be entitled to cancel the present contract having notified each party in written or oral with one month prior notice.

On behalf of DWM Petroleum AG

(Peter-Mark Vogel / CFO)

DWM PETROLEUM AG

On behalf of Talas Gold

(Alexander Becker)